                                                                   EXHIBIT 10.11

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO A NON-PUBLIC OFFERING IN ACCORDANCE WITH "THE PRIVATE OFFERING EXEMPTIONS UNDER
SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). SUCH SECURITIES HAVE NOT BEEN REGISTERED WITH "THE SECURITIES AND EXCHANGE COMMISSION. THE REGISTERED HOLDER OF SUCH SECURITIES HAS EXECUTED AN INVESTMENT REPRESENTATION WITH RESPECT THERETO. ACCORDINGLY "THE SALE, TRANSFER, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF SAID SECURITIES IS RESTRICTED AND MAY NOT BE ACCOMPLISHED EXCEPT IN ACCORDANCE WITH SUCH INVESTMENT REPRESENTATION.

STOCK PURCHASE WARRANT ("WARRANT")

DATE OF ISSUANCE: March 14,1995


     FOR VALUE RECEIVED, Prism Entertainment Corporation, a Delaware corporation (the "Company"), hereby grants to Imperial Bank, a California chartered bank (the "Bank"), its successors or assigns with respect to this Warrant (the Bank and such successors and assigns sometimes referred to herein individually, a "Registered Holder" and, collectively, the "Registered Holders") the right to purchase from the Company a certain number of shares of Common Stock at a price per share (the "Exercise Price") determined pursuant to this Warrant. This Warrant is issued as partial consideration for the extension of loans from the Bank to the Company, and Prism Pictures Corporation, a Delaware corporation, and Prism Pictures International, Ltd., a California corporation (collectively, the "Subsidiaries"), pursuant to that certain Revolving Credit Loan and Security Agreement, dated as of February 24, 1995, by and between the Company, the Subsidiaries and the Bank (the "Credit Loan Agreement"). The amount and kind of securities purchasable pursuant to the rights granted hereunder and the Exercise Price for such securities are subject to adjustment pursuant to the provisions contained in this Warrant.

     This Warrant is subject to the following provisions.


SECTION 1. CERTAIN DEFINITIONS.
           -------------------

     When used in this Warrant, the following terms, when capitalized, shall have the meanings set forth below. Certain other terms are defined in the text of this Warrant.

     "Act" means the Securities Act of 1933, as amended, and any successor law
      ---
or statute thereto.

     "Assignment" means an assignment in the form of Exhibit II hereto.
      ----------

     "Average Closing Price" means, as of any date, (i) if shares of Common
      ---------------------
Stock are listed or admitted for trading on a national securities exchange, the average of the composite prices therefor as reported in the Wall Street Journal on the principal national securities exchange on which such shares are traded, on the last ten (10) trading days before such date, (ii) if such shares are not listed or admitted for trading on a national security exchange, but are quoted through the NASDAQ National Market System, the average of the closing prices therefor on the last ten (10) trading days before such date or (iii) if such shares are not listed on either a national securities exchange or quoted through the NASDAQ National Market System, the average of the bid and asked prices therefor on the last twenty (20) trading days before such date.

     "Bank Affiliate" means any Person who, directly or indirectly, controls, is
      -------------
controlled by, or is under common control with the Bank.

     "Common Stock" means the Company's common stock, par value $0.01 per share,
      ------------
and any capital stock of the Company hereafter authorized as common stock.

     "Company" means Prism Entertainment Corporation, a Delaware corporation,
      -------
and any other corporation or any other entity which shall succeed to or assume the rights or obligations of the Company.

     "Convertible Securities" shall have the meaning set forth in Section 4.
      ----------------------

     "Exercise Agreement" means an agreement in the form of Exhibit I, as the
      ------------------
same may be modified in accordance with Section 2.3 hereof.

     "Exercise Period" means the period set forth in Section 2.1 hereof.
      ---------------

     "Exercise Price" means the price set forth in Section 3.1 hereof, as the
      --------------
same may be adjusted in accordance with Section 4 hereof.

     "Exercise Time" means the time when the Company has received all of the
      -------------
items set forth in Section 2.2(a) hereof.

     "Fair Market Value Per Share of Outstanding Common Stock" means (A) if on
      -------------------------------------------------------
the date of determination, the Common Stock shall not be publicly traded or the Average Closing Price cannot be determined, the fair market value of the Common Stock, divided by the number of shares of Common Stock then outstanding, which fair market value of the Common Stock shall be determined (i) by the Board of Directors of the Company, in good faith, provided that the Registered Holder agrees with the Board's determination within 30 days of receipt thereof, or (ii) if such determination is not agreed to by the Registered Holder, by an investment banking firm mutually selected by the Company and said Registered Holder, or (B) if on the date of determination the Common Stock shall be publicly traded, the Average Closing Price on such date. The fees of such investment banking firm shall be paid by the Company.

     "Options" shall have the meaning set forth in Section 4 hereof.
      -------

     "Person" means an individual, a partnership, a joint venture, a limited
      ------
liability company, a corporation, a trust, an unincorporated organization, a government or any department or agency thereof or any other entity.

     "Strike Price" means $2.00 as the same may be adjusted in accordance with
      ------------
Section 4.1 hereof.


SECTION 2.     EXERCISE OF WARRANT.
               -------------------

2.1. Exercise Period. The Registered Holder may exercise, in whole or in part,
     ---------------
     the purchase rights represented by this Warrant at any time and from time to time after the Date of Issuance to and including the third (3rd) anniversary of the Date of Issuance (the "Exercise Period").

     2.2       Exercise Procedure.
               ------------------

          (a) This Warrant will be deemed to have been exercised at the time the Company has received all of the following items (the "Exercise Time"):

               (i) a completed Exercise Agreement, as described in Section 2.3 below, executed by the Person exercising all or part of the purchase rights represented by this Warrant (the "Purchaser");

               (ii)  this Warrant;

               (iii) If this Warrant is not registered in the name of the
                     Purchaser, an Assignment or Assignments in the form set forth in Exhibit II hereto evidencing the assignment of this Warrant to the Purchaser, in which case the Registered Holder shall have complied with the provisions set forth in
                     Section 12 hereof; and

               (iv) a check payable to the Company in an amount equal to the product of the Exercise Price multiplied by the number of shares of Common Stock being purchased upon such exercise.

     (b) Certificates for shares of Common Stock purchased upon exercise of this Warrant will be delivered by the Company to the Purchaser within five (5) business days after the date of the Exercise Time. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company will prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised and will, within such five (5) business day period, deliver such new Warrant to the Person designated for delivery in the Exercise Agreement.

     (c) The shares of Common Stock issuable upon the exercise of this Warrant will be deemed to have been issued to the Purchaser at the Exercise Time, and the Purchaser will be deemed for all purposes to have become the record holder of such shares at the Exercise Time.

     (d) The issuance of certificates for Common Stock upon exercise of this Warrant will be made without charge to the Registered Holder or the Purchaser for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of Common Stock. Each share of Common Stock issuable upon exercise of this Warrant shall, upon payment of the Exercise Price therefor, be fully paid and non-assessable and free from all liens and charges with respect to the issuance thereof.

     (e) The Company will not close its books with respect to the transfer of this Warrant or of any shares of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant. The Company will from time to time take all such action as may be necessary to assure that the par value per share of the unissued Common Stock issuable upon exercise of this Warrant is at all time equal to or less than the Exercise Price then in effect.

     2.3. Exercise Agreement.  Upon any exercise of this Warrant, the Exercise
          ------------------
Agreement will be substantially in the form set forth in Exhibit I hereto, except that if the shares are not to be issued in the name of the Person in whose name this Warrant is registered, the Exercise Agreement will also state the name of the Person to whom the certificates for shares are to be issued, and if the number of shares to be issued does not include all the shares purchasable hereunder, it will also state the name of the Person to whom a new Warrant for the unexercised portion of the rights hereunder is to be delivered. Such Exercise Agreement will be dated the actual date of the execution thereof.

     2.4. Fractional Shares. If a fractional share would be issuable upon
          -----------------
exercise of the rights represented by this Warrant, the Company will, within five (5) business days after the date of the Exercise Time, deliver to the Purchaser a check payable to the Purchaser in lieu of such fractional share in an amount equal to such fraction multiplied by the Fair Market Value Per Share of Outstanding Common Stock as of the date of the Exercise Time.

SECTION 3. INITIAL EXERCISE PRICE AND NUMBER OF SHARES

          3.1. Exercise Price. The initial Exercise Price per share of Common
               --------------
     Stock shall be $2.00, as the same may be adjusted in accordance with
     Section 4 hereof.

          3.2. Number of Shares. On the Date of Issuance, the number of
               ----------------
     shares of Common Stock for which this Warrant can be exercised shall be 221, 324 shares, as the same may be adjusted in accordance with Section 4 hereof.


SECTION 4. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES.

          The Exercise Price, the Strike Price and the number of shares issuable upon exercise or conversion of this Warrant shall be subject to adjustment from time to time in order to prevent dilution of the rights granted under this Warrant as provided in this Section 4.

          4.1. Common Stock Reorganization. If the Company shall subdivide its
               ---------------------------
     outstanding shares of Common Stock into a greater number of shares or consolidate its outstanding shares of Common Stock into a smaller number of shares (any such event being called a "Common Stock Reorganization"), then
     (a) the Exercise Price and the Strike Price, as the case may be, shall be adjusted, effective immediately after the record date at which the holders of shares of Common Stock are determined for purposes of such Common Stock Reorganization, to a price determined by multiplying the Exercise Price and the Strike Price, as the case may be, in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date before giving effect to such Common Stock Reorganization and the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such Common Stock Reorganization, and (b) the number of shares of Common Stock subject to purchase or issuance upon exercise or conversion of this Warrant shall be adjusted, effective at such time, to a number determined by multiplying the number of shares of Common Stock subject to purchase or issuance immediately before such Common Stock Reorganization by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding after giving effect to such Common Stock Reorganization and the denominator of which shall be the number of shares of Common Stock outstanding immediately before such Common Stock Reorganization.

          4.2. Common Stock Distribution. (a) If the Company shall issue or
               -------------------------
     otherwise sell or distribute any shares of Common Stock, other than pursuant to a Common Stock Reorganization (any such event, including any event described in paragraphs (b) and (c) below, being herein called a "Common Stock Distribution") for no consideration or a consideration per share less than the

     Strike Price on the date of such issue, sale or distribution (before giving effect to such issue, sale or distribution), then, effective upon such issue, sale or distribution, the Exercise Price shall be reduced to the lower of the prices (calculated to the nearest cent) determined as provided in clauses (i) and (ii) below:

               (i) by dividing (A) an amount equal to the sum of (1) the number of shares of Common Stock outstanding immediately prior to such Common Stock Distribution multiplied by the then existing Exercise Price, plus (2) the consideration, if any, received by the Company upon such Common Stock Distribution by (B) the total number of shares of Common Stock outstanding immediately after such Common Stock Distribution; and

               (ii) by multiplying the Exercise Price in effect immediately prior to such Common Stock Distribution by a fraction, the numerator of which shall be the sum of (A) the number of shares of Common Stock outstanding immediately prior to such Common Stock Distribution multiplied by the Strike Price on the date of such Common Stock Distribution, plus (B) the consideration received by the Company upon such Common Stock Distribution, and the denominator of which shall be the product of (1) the total number of shares of Common Stock outstanding immediately after such Common Stock Distribution, multiplied by (2) the Strike Price on the date of such Common Stock Distribution.

     No adjustment of the Exercise Price shall be made in an amount less than 1% of such Exercise Price, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to 1% of such Exercise Price or more.

     If any Common Stock Distribution shall require an adjustment to the Exercise Price pursuant to the foregoing provisions of this paragraph (a), then, effective at the time such adjustment is made, the number of shares of Common Stock subject to purchase or issuance upon exercise or conversion of this Warrant shall be increased to a number determined by multiplying the number of shares of Common Stock subject to purchase or issuance immediately before such Common Stock Distribution by a fraction, the numerator of which shall be the Exercise Price in effect immediately before giving effect to such Common Stock Distribution and the denominator shall be the Exercise Price in effect immediately after giving effect to such Common Stock Distribution.

     The provisions of this paragraph (a), including by operation of paragraph
(b) or (c) below, shall not operate to increase the Exercise Price or the Strike Price or reduce the number of shares of Common Stock subject to purchase upon exercise of this Warrant or subject to issuance upon conversion of this Warrant.

     (b) if the Company shall issue, sell, distribute or otherwise grant in any manner (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any warrants or options for the purchase of, Common

Stock or any stock, securities or indebtedness convertible into or exchangeable for Common Stock (such rights, warrants or options being herein called "Options" and such convertible or exchangeable stock, securities or indebtedness being herein called "Convertible Securities"), whether or not such Options or the rights to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities (determined by dividing (i) the aggregate amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus, in the case of Options to acquire Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Strike Price on the date of granting such Options (before giving effect to such grant), then, for purposes of paragraph (a) above, the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued as of the date of granting of such Options and thereafter shall be deemed to be outstanding and the Company shall be deemed to have received as consideration such price per share, determined as provided above, therefor.

     (c) If the Company shall issue, sell or otherwise distribute (whether directly or by assumption in a merger or otherwise) any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the aggregate amount received or receivable by the Company as consideration for the issue, sale or distribution of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Strike Price on the date of such issue, sale or distribution (before giving effect to such issue, sale or distribution), then, for purposes of paragraph (a) above, the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of the date of the issue, sale or distribution of such Convertible Securities and thereafter shall be deemed to be outstanding and the Company shall be deemed to have received as consideration such price per share, determined as provided above, therefor.

     (d) If the minimum purchase price provided for in any Option referred to in paragraph (b) above, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in paragraph
(b) or (c) above, or the rate at which any Convertible Securities referred to in paragraph (b) or (c) above are convertible into or exchangeable for Common Stock shall change at any time, the Exercise Price then in effect shall forthwith be readjusted (effective only with respect to any exercise or conversion of this Warrant after such readjustment) to the Exercise Price which would then be in effect had the adjustment made upon the issue, sale, distribution or grant of such Options or Convertible Securities been made based upon such changed purchase price, additional consideration or conversion rate, as the case may be; provided, however, that such readjustment shall give effect to such change only with respect to such Options and Convertible Securities as then remain outstanding.

     (e) If the Company shall pay a dividend or make any other distribution upon any capital stock of the Company payable in Common Stock, Options or Convertible Securities, then, for purposes of paragraph (a) above, such Common Stock, Options or Convertible Securities, as the case may be, shall be deemed to have been issued or sold without consideration.

     (f) If any shares of Common Stock, Options or Convertible Securities shall be issued, sold or distributed for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, after deduction therefrom of any expenses incurred and any underwriting commissions or concessions paid or allowed by the Company in connection therewith. If any shares of Common Stock, Options or Convertible Securities shall be issued, sold or distributed for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair market value of such consideration (as determined in good faith by the Board of Directors of the Company), after deduction of any expenses incurred and any underwriting commissions or concessions paid or allowed by the Company in connection therewith. If any shares of Common Stock, Options or Convertible Securities shall be issued in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair market value (as determined in good faith by the Board of Directors of the Company) of such portion of the assets and business of the non-surviving corporation as shall be attributable to such Common Stock, Option or Convertible Securities, as the case may be. If any Options shall be issued in connection with the issue and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued without consideration.

     (g) If the Company shall set a record date for the holders of the Common Stock for the purpose of entitling them to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue, sale, distribution or grant of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

     4.3. Special Dividends. If the Company shall issue or distribute to any
          -----------------
holders of shares of Common Stock, evidences of indebtedness, any other securities of the Company or any cash, property or other assets, and if such issuance or distribution does not constitute (x) a cash dividend or cash distribution out of earned surplus or net profits legally available therefor,
(y) a Common Stock Reorganization or (z) a Common Stock Distribution (any such non-excluded event being herein called a "Special Dividend"), then at the option of the Registered Holder:

          (a)(i) the Exercise Price shall be decreased, effective immediately after the record date at which the holders of shares of Common Stock are determined for purposes of such Special Dividend, to a price determined by multiplying the Exercise Price then in effect by a fraction, the numerator of which shall be the greater of (A) $0.001 and (B) the excess of the Strike Price on such record date over the then fair market value (as determined in good faith by the Board of Directors of the Company) of the evidences of indebtedness, securities or property or other assets issued or distributed in such Special Dividend with respect to one share of Common Stock, and the denominator of which shall be the Strike Price on such record date, and (ii) the number of shares of Common Stock subject to purchase or issuance upon exercise or conversion of this Warrant shall be increased to a number determined by multiplying the number of shares of Common Stock subject to purchase or issuance immediately before such Special Dividend by a fraction, the numerator of which shall be the Exercise Price in effect immediately before such Special Dividend and the denominator of which shall be the Exercise Price in effect immediately after such Special Dividend; or

          (b) the Company shall pay over to the Registered Holder, on the date such Special Dividend is paid, the cash, stock or other securities and other property which the Registered Holder would have received if the Registered Holder had exercised this Warrant in full to purchase Common Stock and had been the record holder of such Common Stock on the record date at which the holders of shares of Common Stock are determined for purposes of such Special Dividend.

     4.4. Capital Reorganizations. If there shall be any consolidation or
          -----------------------
merger to which the Company is a party, other than a consolidation or a merger in which the Company is a continuing corporation and which does not result in any reclassification of, or change (other than a Common Stock Reorganization) in, outstanding shares of Common Stock, or any sale or conveyance of the property of the Company as an entirety or substantially as an entirety (any such event being called a "Capital Reorganization"), then, effective upon the effective date of such Capital Reorganization, the Registered Holder shall have the right to purchase, upon exercise or conversion of this Warrant, the kind and amount of shares of stock and other securities and property (including cash) which the Registered Holder would have owned or have been entitled to receive after such Capital Reorganization if this Warrant had been exercised or converted immediately prior to such Capital Reorganization. As a condition to effecting any Capital Reorganization, the Company or the successor or surviving corporation, as the case may be, shall execute and deliver to each Registered Holder an agreement as to the Registered Holders' rights in accordance with this
Section 4.4, providing for subsequent adjustments as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The provisions of this Section 4.4 shall similarly apply to successive Capital Reorganizations.

     4.5. Reclassifications, Exchanges and Substitutions. If the Common Stock
          ----------------------------------------------
issuable upon exercise or conversion of this Warrant is changed into the same or a different number of shares of the same or any other class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a Common Stock Reorganization, a Common Stock Distribution, a Special Dividend, or a Capital Reorganization) (herein a "Reclassification") provision shall be made so that the Registered Holders shall have the right thereafter, upon exercise or conversion of this Warrant to receive in lieu of the shares of Common Stock which they would have been entitled to receive prior to the Reclassification, the kind and amount of stock and other securities and property receivable upon such Reclassification in an amount equal to the amount that such Registered Holders would have been entitled to had they exercised or converted this Warrant immediately prior to such Reclassification upon the exercise or conversion of this Warrant, but only to the extent the Warrant is actually exercised or converted, all subject to further adjustment as provided herein.

     4.6. Certain Other Events. If any event occurs as to which the foregoing
          --------------------
provisions of this Section 4 are not strictly applicable or, if strictly applicable, would not, in the good faith judgment of the Board of Directors of the Company, fairly protect the purchase and conversion rights of the Warrants in accordance with the essential intent and principles of such provisions, then such Board shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, as shall be reasonably necessary, in the good faith opinion of such Board, to protect such purchase and conversion rights as aforesaid, but in no event shall any such adjustment have the effect of increasing the Exercise Price or decreasing the number of shares of Common Stock subject to purchase or issuance upon exercise or upon conversion of this Warrant.

     4.7. Adjustment Rules.
          ----------------

          (a) Any adjustments pursuant to this Section 4 shall be made successively whenever an event referred to herein shall occur.

          (b) No adjustment shall be made pursuant to this Section 4 in respect of the issuance from time to time of shares of Common Stock upon (i) the exercise or conversion of this Warrant, (ii) the conversion of any Convertible Security outstanding on the Date of Issuance at the conversion rate in effect, and for the number of shares of Common Stock issuable upon conversion of such Convertible Security, on the Date of Issuance or (iii) the exercise of any Option outstanding on the Date of Issuance at the rate and for the number of shares for which such Option may be exercised on the Date of Issuance.

          (c) If the Company shall set a record date to determine the holders of shares of Common Stock for purposes of a Common Stock Reorganization, Common Stock Distribution, Special Dividend, Capital Reorganization or Reclassification and shall legally abandon such action prior to effecting such action, then no adjustment shall be made pursuant to this Section 4 in respect of such action.

     4.8. Proceeding Prior to Any Action Requiring Adjustment. As a condition
          ---------------------------------------------------
precedent to the taking of any action which would require an adjustment pursuant to this Section 4, the Company shall take any action which may be necessary, including obtaining regulatory approvals or exemptions, in order that the Company may thereafter validly and legally issue as fully paid and nonassessable all shares of Common Stock which the holders of this Warrant are entitled to receive upon exercise or conversion thereof.

     4.9. Notice of Adjustment. Not less than twenty (20) nor more than ninety
          --------------------
(90) days prior to the effective date or fifteen (15) days prior to the record date, as the case may be, of any action which requires or might require an adjustment or readjustment pursuant to this Section 4, the Company shall give notice to each Registered Holder of such event, describing such event in reasonable detail and specifying the record date or effective date, as the case may be, and, if determinable, the required adjustment and the computation thereof. If the required adjustment is not determinable at the time of such notice, the Company shall give notice to each Registered Holder of such adjustment and computation promptly after such adjustment becomes determinable.


SECTION 5. PURCHASE RIGHTS.

     If at any time the Company grants, issues or sells any Options or Convertible Securities to the record holders of Common Stock (the "Purchase Rights"), then each Registered Holder of this Warrant will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such Registered Holder could have acquired if such Registered Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issuance or sale of such Purchase Rights. Each Registered Holder shall have the right to elect the rights available under this
Section 5 in lieu of rights available under Section 4 (to the extent applicable) in the event of the grant, issuance or sale of any Options or Convertible Securities to record holders of Common Stock.

SECTION 6. CONVERSION RIGHT

     6.1  Conversion of Warrant. In lieu of exercising this Warrant as specified
          ---------------------
in Section 2 hereof, the Registered Holder may from time to time convert this Warrant into a number of shares of Common Stock determined by dividing (i) the amount obtained by subtracting the then aggregate Exercise Price of this Warrant from the product of (1) the number of shares of Common Stock then issuable upon exercise of this Warrant multiplied by (2) the Fair Market Value Per Share of Outstanding Common Stock as of the date the Registered Holder executes the Conversion Agreement referenced in Section 6.2 hereof (the "Conversion Date") by
(ii) the Fair Market Value Per Share of Outstanding Common Stock as of the Conversion Date. The issuance of certificates for Common Stock upon conversion of this Warrant will be made without charge to the Registered Holder or the Person to whom such certificates are delivered for any issuance tax in respect thereof or other costs incurred by the Company in connection with such conversion and the related issuance of Common Stock. Each share of Common Stock issuable upon conversion of this Warrant shall be fully paid and non-assessable and free from all liens and charges with respect to the issuance thereof.

     6.2  Conversion Agreement. Upon any conversion of this Warrant, the
          --------------------
Registered Holder shall deliver this Warrant to the Company together with a Conversion Agreement substantially in the form set forth in Exhibit IV hereto, except that if the shares are not to be issued in the name of the Person in whose name this Warrant is registered, the Conversion Agreement will also state the name of the Person to whom the certificates for shares are to be issued. Such Conversion Agreement will be dated the actual date of the execution thereof.

     6.3  Fractional Shares. If a Fractional Share would be issuable upon the
          -----------------
conversion of this Warrant, the Company will, within five (5) business days after the Conversion Date deliver to the Person to whom the shares of Common Stock upon conversion of this Warrant are to be.delivered a check payable to said Person in lieu of such fractional share in an amount equal to such fraction multiplied by the Fair Market Value Per Share of Outstanding Common Stock as of the Conversion Date.


SECTION 7. NOTICE OF CERTAIN EVENTS

     7.1  Adjustment of Exercise Price. Immediately upon any adjustment of the
          ----------------------------
Exercise Price, the Strike Price or the number of shares for which this Warrant is exercisable, the Company will give written notice thereof to the Registered Holders.

     7.2  Dividend Distributions, etc. The Company will give written notice to
          ---------------------------
the Registered Holders at least ten (10) calendar days prior to the date on which the Company closes its books or takes a record (i) with respect to any dividend or distribution upon the Common Stock, (ii) with respect to any pro rata subscription offer to holders of Common Stock or (iii) for determining rights to vote with respect to any dissolution, liquidation, capital reorganization, reclassification, consolidation or merger or sale of all or substantially all of the Company's assets.

     7.3  Other Events. The Company will give written notice to the Registered
          ------------
Holders at least twenty (20) calendar days prior to the date on which any dissolution, liquidation or issuance of additional shares of Common Stock, Options or Convertible Securities, Common Stock Reorganization, Special Dividends, Capital Reorganization, reclassification, consolidation or merger or sale of all or substantially all of the Company's assets will take place.


SECTION 8. AVAILABLE SHARES.

     During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times reserve and keep available out of its authorized capital stock, solely for the purpose of issuance upon exercise or conversion of this Warrant, such number of shares of Common Stock as shall be issuable upon the exercise or conversion of this Warrant, and at its expense will obtain the listing thereof on all national securities exchanges, if any, on which the shares are then listed. If at any time the number of authorized shares shall not be sufficient to effect the exercise or conversion of this Warrant, the Company will take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.


SECTION 9. ISSUANCE OF SHARES.
           ------------------

          (a) The Company represents and warrants that there are no restrictions in the Company's certificate of incorporation or bylaws which prevent the Company from issuing shares for the purpose of enabling it to satisfy any obligation to issue shares upon exercise or conversion of this Warrant during the Exercise Period. The Company covenants and agrees that it will not amend its certificate of incorporation or bylaws in any manner, or take any other action, which could adversely affect the Company's ability to issue shares upon exercise or conversion of this Warrant.

          (b) The Company represents and warrants that all shares issued upon exercise or conversion of this Warrant will, upon issuance in accordance with the terms of this Warrant, (i) be legally issued and free from all taxes, liens, charges, encumbrances and security interests created by the Company with respect to the issuance thereof, and (II) be duly and validly issued, fully paid and non-assessable shares of Common Stock as to which no Registered Holder shall have any liability other than payment of the Exercise Price, if applicable.

          (c) All original issue taxes payable in respect of the issuance of shares upon the exercise of the rights represented by this Warrant shall be paid by the Company.

          (d) The Company represents and warrants that, on the Date of Issuance, the Company has authorized 20,000,000 shares of Common Stock, of which 2,213,263 are issued and outstanding.

     All of the issued shares of capital stock of the Company have been validly issued and are fully paid and non-assessable. Except as set forth on Exhibit III hereto, there are no outstanding subscriptions, options, warrants, or other rights or agreements of any kind obligating the Company to sell or issue any additional shares of capital stock of any class, or any securities or indebtedness convertible into or exchangeable for any shares of capital stock of any class, of the Company.


SECTION 10. CERTAIN COVENANTS.
            -----------------

     The Company covenants and agrees that it shall not permit any of its subsidiaries to issue, sell, distribute or otherwise grant in any manner (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any warrants or options for the purchase of, any of such subsidiary's capital stock or any securities convertible or exchangeable for any of such subsidiary's capital stock, whether or not such rights, warrants or options, or the rights to convert or exchange such convertible or exchangeable securities, are immediately exercisable.


SECTION 11. NO VOTING RIGHTS; LIMITATION OF LIABILITY.
            -----------------------------------------

     This Warrant will not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provisions hereof, in the absence of affirmative action by the Registered Holders to purchase shares, and no enumeration herein of the rights or privileges of the Registered Holders shall give rise to any liability of such Registered Holders for the Exercise Price of shares acquirable by exercise hereof or as a stockholder of the Company.


SECTION 12. COMPLIANCE WITH THE ACT; TRANSFERABILITY.
            ----------------------------------------

     12.1 Compliance With the Act. The Registered Holders acknowledge that
          -----------------------
neither this Warrant nor the shares of Common Stock issuable upon exercise or conversion of this Warrant have been registered under the Act and agree that this Warrant and all shares purchased upon exercise or conversion hereof shall be disposed of only in accordance with the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder. The Registered Holders further agree not to offer, sell, transfer or otherwise dispose of this Warrant or any shares issuable upon exercise or conversion of this Warrant to any other Person unless a registration statement covering the sale, transfer or other disposition shall then be effective under the Act, or there shall have been delivered to the Company an opinion of counsel reasonably acceptable to the Company to the effect that such offer, sale, transfer or other disposition may be affected without compliance with the registration and prospectus deliver requirements of the Act. Each certificate evidencing shares upon exercise or conversion of this Warrant shall bear a legend to the foregoing effect, and the Registered Holders and any other Person to whom, in accordance with Sections 2.3 or 6.2, a certificate for shares or a new Warrant is to be delivered shall be required, at or before receipt of such certificate or Warrant, to execute and deliver to the Company a letter to the effect that it is acquiring the shares evidenced by such certificate or such Warrant for its own account and not with a view to, or for resale in connection with, any distribution thereof in violation of the Act.

     12.2 Right of First Refusal. In the event the Bank desires to sell this
          ----------------------
Warrant to a Person other than a Bank Affiliate or another bank or financial institution to which the Bank has transferred or assigned the "Loan" (as that term is defined in the Credit Loan Agreement) (any such non-excluded Person being herein called a "Non-Affiliated Person"), the Bank first shall give to the Company written notice (the "Sales Notice") of the price and other terms on which it would be willing to sell this Warrant. Within ten (10) days of the Company's receipt of the Sales Notice, the Company may elect to purchase this Warrant for the price and on the terms set forth in the Sales Notice by giving to the Bank within said ten (10) day period written notice of its election to so purchase this Warrant. In the event the Company does not elect to purchase this Warrant within said ten (10) day period as provided above or fails to consummate the purchase of this Warrant at the price and on the terms set forth in the Sales Notice (the "No Election or Purchase Event"), the Bank shall be free to sell this Warrant to any Non-Affiliated Person at a price and on terms no more favorable to the purchaser than the ones set forth in the Sales Notice during the ninety (90) day period immediately following the occurrence of the No Election or Purchase Event. The purchase price set forth in the Sales Notice must be an all cash purchase price. Notwithstanding the Bank's delivery of a Sales Notice to the Company, the Company shall not have the right to purchase this Warrant pursuant to this Section 12.2 and during the ninety (90) day period immediately following the Company's receipt of a Sales Notice the Bank shall be free to sell this Warrant to any Non-Affiliated Person on terms no more favorable to the purchaser than the ones set forth in the Sales Notice, in the event the Company as of the date of the Company's receipt of the Sales Notice is not legally permitted to purchase this Warrant pursuant to the Delaware General Corporation law or the California General Corporation Law. This Section 12.2 shall be binding upon any Bank Affiliate who acquires this Warrant from the Bank or another Bank Affiliate, but no Non-Affiliated Person who acquires this Warrant shall be subject to this Section 12.2 with respect to any subsequent sales or transfers of this Warrant. For the avoidance of doubt neither the Bank nor any Bank Affiliate shall be obligated to comply with this Section 12.2 in the event it sells, transfers or assigns this Warrant to any Bank Affiliate or another bank or financial institution to which the Bank shall transfer or assign the

Loan. The Company's rights to purchase the Warrant set forth in this Section
12.2 may be assigned or transferred to another Person.

     12.3 Registration Rights and Other Rights. The Registered Holders are
          ------------------------------------
entitled to all of the rights granted to the Bank under that certain Registration Rights Agreement by and between the Company, and the Bank as amended, supplemented or modified from time to time in accordance with its terms.

     12.4 Transferability. Subject to the foregoing transfer conditions, this
          ---------------
Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Registered Holders, upon surrender of this Warrant with a properly executed Assignment (in the form of Exhibit II hereof) at the principal office of the Company.

SECTION 13. WARRANT EXCHANGEABLE FOR DIFFERENT DENOMINATIONS.

     This Warrant is exchangeable, upon the surrender hereof by the Registered Holders, at the principal office of the Company, for new warrant of like kind representing in the aggregate the purchase rights hereunder, and each of such new warrant will represent such portion of such rights as is designated by the Registered Holders at the time of such surrender. The date the Company initially issues this Warrant will be deemed to be the "Date of Issuance" hereof regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant shall be issued. All warrants representing portions of the rights hereunder shall be included in the term "Warrant."


SECTION 14. REPLACEMENT.

     Upon receipt of evidence reasonably satisfactory to the Company (it being understood that an affidavit of the Registered Holders will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, the Company will (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate. The Company may require as a condition of the issuance of such replacement certificate, indemnification sufficient to protect it against any claim made against the Company on account of any lost, stolen, or destroyed certificate.


SECTION 15. IMPAIRMENT.

     The Company shall not, by amendment of its certificate of incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holders against impairment.


SECTION 16. NOTICES.

     Except as otherwise expressly provided herein, all notices referred to in this Warrant will be in writing and will be delivered to personally, mailed by registered or certified first class mail, return receipt requested, postage prepaid or transmitted by telecopy, and will be deemed to have been given when so delivered, mailed or transmitted (a) to the Company, at its principal executive offices and (b) to the Registered Holders of this Warrant, at such holder's address as it appears in the records of the Company.


SECTION 17. AMENDMENT AND WAIVER.

     No amendment or waiver of the terms of this Warrant shall be effective unless made by an instrument in writing executed by the Company and the Registered Holder of this Warrant.


SECTION 18. DESCRIPTIVE HEADINGS; GOVERNING LAW.

     The descriptive headings of the several parts and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The construction, validity and interpretation of this Warrant will be governed by the internal law of the California (without regard to laws on the conflict of laws).

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by its duly authorized officers under its corporate seal and be dated the Date of Issuance hereof.

                                        PRISM ENTERTAINMENT CORPORATION



                                        By: /s/ Barry Collier
                                           ---------------------------
                                           Name: Barry Collier
                                           Title: President

ATTEST: /s/ Earl Rosenstein
        ------------------------
        Name: Earl Rosenstein
        Title: Sr. Vice Pres.

                                   EXHIBIT I

                               EXERCISE AGREEMENT

TO:                                            DATED:



The undersigned, pursuant to the provisions set forth in the attached Warrant (Certificate No. ), hereby agrees to subscribe for the purchase of ___ shares of the Common Stock covered by such Warrant and makes payment herewith in full therefor at the exercise price per share provided by such Warrant.


                                        [NAME OF ENTITY OR PERSON]



                                        By
                                          -----------------------------
                                           Name:
                                           Title:



                                        [ADDRESS]

                                  EXHIBIT II

                                  ASSIGNMENT
                                  ----------



     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer the rights of the undersigned under the attached Warrant (Certificate No.___) with respect to the number of shares of Common Stock of Prism Entertainment Corporation, a Delaware corporation, covered thereby set forth below, unto:

                             Social                      Number
                           Security No.                    of
Name of Assignee          or Tax I.D. No.     Address    Shares
----------------          ---------------     -------    ------





                                        [NAME OF ENTITY OR PERSON]



                                        By:
                                           ----------------------------
                                           Name:
                                           Title:

Dated:
      --------------------

                                                    [ADDRESS]

                                  EXHIBIT III

The options, warrants and convertible debt listed on Schedule 6.1.25 to the Credit Loan Agreement.

                                  EXHIBIT IV


                             CONVERSION AGREEMENT


TO:                                                 DATED:



     The undersigned, pursuant to the provisions set forth in the attached Warrant (Certificate No. __) hereby agrees to convert the Warrant into ___ shares of Common Stock covered by such Warrant.



                                        [NAME OF ENTITY OR PERSON]



                                        By:
                                           ----------------------------
                                           Name:
                                           Title:



                         [ADDRESS]

                                       22